Future Minimum Payments Under Non-Cancelable Operating Leases with Initial Terms of One-Year or More (Detail) - Dec. 31, 2019 ¥ in Millions, $ in Millions	CNY (¥)	USD ($)
Future Minimum Payments Under Noncancelable Agreements For Bandwidth And Property Management Fees [Abstract]
2020	¥ 652	$ 94
2021	109	16
2022	77	11
2023	65	9
2024	63	9
Thereafter	63	9
Total Future minimum payments under non-cancelable agreements for bandwidth and property management fees	¥ 1,029	$ 148